UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2012

BIODEL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2012, Biodel Inc. (the “Company”) received notification from the NASDAQ Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”) providing notice that the Company’s application to list its common stock on The NASDAQ Capital Market has been approved, and that the Company’s securities will be transferred from The NASDAQ Global Market to The NASDAQ Capital Market at the opening of the business on May 11, 2012.   The Company’s common stock will continue to trade under the symbol “BIOD.”

As previously reported, the NASDAQ Listing Qualifications Department notified the Company on November 8, 2011 that the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion under NASDAQ Listing Rule 5450(a)(1). The Company, in accordance with NASDAQ Listing Rule 5810(c)(3)(A), was provided 180 calendar days, or until May 7, 2012, to regain compliance, but was unable to do so in the time period provided.  On May 4, 2012, the Company submitted an application to transfer its securities to The NASDAQ Capital Market.  In accepting the Company's application, NASDAQ determined that, upon transfer to The NASDAQ Capital Market, the Company is eligible for an additional 180 calendar day period, or until November 5, 2012, to meet the minimum $1.00 bid price per share requirement for that market.  If at any time during this additional time period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Company will be in compliance with the minimum bid price listing requirement and the matter will be closed.

In connection with its application to list its common stock on The NASDAQ Capital Market, the Company provided NASDAQ with written notice of its intention to meet the minimum $1.00 bid price per share requirement by affecting a reverse stock split, if necessary, prior to the expiration of the additional 180 calendar day period.  At the Company's annual meeting of stockholders on March 8, 2012, the Company's stockholders authorized the Board of Directors to effect either a one-for-two or a one-for-four reverse stock split at the sole discretion of the Board of Directors without further approval or authorization by stockholders.

A copy of the press release announcing the notification from NASDAQ is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

99.1

Press release issued by the Company on May 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 10, 2012                          BIODEL INC.

By:  /s/ Paul S. Bavier

       Paul S. Bavier, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on May 10, 2012.